JOINT FILING AGREEMENT

     Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof has been filed on behalf of each of the undersigned.

Dated:          February 14, 1997         CROWN ASSOCIATES, A Limited
                                               Partnership
                                          By Crown Partners, L.P.


CROWN-GLYNN ASSOCIATES, LIMITED           /s/ John W. Glynn, Jr.
      PARTNERSHIP                         --------------------------------------
By Crown-Glynn Partners, L.P. as              John W. Glynn, Jr.*
        General Partner


                                          /s/ Steven Rosston
                                          --------------------------------------
                                              Steven Rosston


CROWN ASSOCIATES III, LIMITED             /s/ Daryl Messinger
      PARTNERSHIP                         --------------------------------------
By Crown-Glynn Partners III, L.P.  as         Daryl Messinger
        General Partner


CROWN PARTNERS III, L.P.                  /s/ David F. Bellet
                                          --------------------------------------
                                              David F. Bellet


CROWN-GLYNN PARTNERS, L.P.                /s/ Chester A. Siuda
                                          --------------------------------------
                                              Chester A. Siuda


By  /s/ David F. Bellet                   /s/ Jeffrey S. Hamren
    ----------------------------------    --------------------------------------
        General Partner                       Jeffrey S. Hamren


                                          /s/ Margaret S. McNamara
                                          --------------------------------------
                                              Margaret S. McNamara

CROWN CAPITAL MANAGEMENT LTD.

CROWN ADVISORS, LTD.

CROWN-GLYNN ADVISORS, LTD.


By /s/ David F. Bellet
   ----------------------------------

----------
      *  Individually and on behalf of Glynn Capital Management,
          Glynn Emerging Opportunity Fund,  Glynn Investment L.P.,
          GCM Pension, Glynn Buckley Investments, L.P., McMorgan Fund, L.P.


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